THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account E
The American Legacy®

Lincoln National Variable Annuity Account H
American Legacy® II, American Legacy® III
American Legacy® III C Share, American Legacy® III View, American Legacy® Design
American Legacy® Signature, American Legacy® Series
American Legacy® Shareholder’s Advantage A Share

Lincoln Life Variable Annuity Account N
ChoicePlus AssuranceSM A Share
ChoicePlusSM, ChoicePlusSM II, ChoicePlus AssuranceSM B Share
 ChoicePlusSM Access, ChoicePlusSM II Access, ChoicePlus AssuranceSM C Share
ChoicePlusSM II Advance, ChoicePlus AssuranceSM L Share
ChoicePlus AssuranceSM (Prime), ChoicePlusSM Assurance Series
ChoicePlusSM Design, ChoicePlusSM Rollover, ChoicePlusSM Signature

Supplement dated December 29, 2014 to the Prospectus dated May 1, 2014, as supplemented

This supplement outlines changes to the prospectus for your variable annuity contract that will be effective January 20, 2015. It is for informational purposes and requires no action on your part.

The Contracts – Investment Requirements for Managed Risk Riders. For new rider elections beginning January 20, 2015, if you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), i4LIFE® Advantage Guaranteed Income Benefit (Managed Risk), or 4LATER® Advantage (Managed Risk), you must allocate your Contract Value according to the Investment Requirements for Managed Risk Riders outlined in your prospectus at the following percentages: Group 1 – Investments must be at least 20% of Contract Value or Account Value; Group 2 – Investments cannot exceed 80% of Contract Value or Account Value; and Group 3 – Investments cannot exceed 10% of Contract Value or Account Value.  As an alternative, you may also satisfy these Investment Requirements by allocating 100% of your Contract Value or Account Value among the select subaccounts listed in your prospectus.

The Contracts – Living Benefit Riders – Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk).  For new rider elections beginning January 20, 2015, if you elect Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk), the Nursing Home Enhancement (including the Terminal Illness Provision for contractowners in South Dakota) will not be available if your Contract Value is reduced to zero for any reason, including withdrawals, market performance, or rider charges.  If your Contract Value is reduced to zero while you are taking withdrawals under the Nursing Home Enhancement (including the Terminal Illness Provision), your Guaranteed Annual Income amount will be reduced to the amount you would otherwise be eligible to receive.

The Contracts – Living Benefit Riders – Guaranteed Income Benefit with i4LIFE® Advantage. Beginning January 20, 2015, i4LIFE® Advantage with Guaranteed Income Benefit (version 4) will be available for election by new and existing contractowners. By electing this benefit, you will be subject to the Investment Requirements that are outlined in your prospectus. See Investment Requirements – Option 3 – Investment Requirements for other Living Benefit Riders. For all other terms and conditions of i4LIFE® Advantage with Guaranteed Income Benefit (version 4), please see The Contracts – Living Benefit Riders – Guaranteed Income Benefit with i4LIFE® Advantage - Guaranteed Income Benefit (Managed Risk) and Guaranteed Income Benefit (version 4) in your prospectus.

Please keep this Supplement with your prospectus for future reference.

THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln National Variable Annuity Account H
American Legacy® C-Share

Lincoln Life Variable Annuity Account N
ChoicePlus AssuranceSM C Share
Lincoln InvestmentSolutionsSM Variable Annuity
Lincoln Investor AdvantageSM Fee-Based
Lincoln Investor AdvantageSM RIA

Supplement dated December 29, 2014 to the prospectus dated May 1, 2014

This Supplement outlines an important change to your variable annuity contract. It is for informational purposes and requires no action on your part.

Beginning January 20, 2015, the maximum issue age and the minimum purchase payment requirement will be increased for nonqualified contracts in which i4LIFE® Advantage with Account Value Death Benefit is elected.  As a result, the following changes are made to your prospectus:

The Contracts – Who Can Invest. The second sentence of the first paragraph of this section is revised as follows: At the time of issue, the Contractowner, joint owner and Annuitant must be under age 86 (or for nonqualified contracts only, under age 91, if i4LIFE® Advantage with Account Value Death Benefit is elected, subject to additional terms and limitations, and Home Office approval).

The Contracts – Purchase Payments. The following sentence is added to the Purchase Payments section of your prospectus: The minimum initial purchase payment for nonqualified contracts where i4LIFE® Advantage is elected, and where the Contractowner, joint owner and/or Annuitant are ages 86 to 90 (subject to additional terms and limitations, and Home Office approval) is $50,000.

Please keep this Supplement with your prospectus for future reference.